UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported)  September 22, 2004

CNH CAPITAL RECEIVABLES INC.

CNH EQUIPMENT TRUST 2004-A
(Exact Name of Registrant as Specified in its Charter)

Delaware
Delaware

(State or Other Jurisdiction of Incorporation)

333-98887 333-98887-04	39-1995297 20-1620620
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois
c/o The Bank of New York (Delaware), White Clay Center,

Route 273, Newark, Delaware

(Address of Principal Executive Offices)   (Zip Code)

(847)735-9200
(302)283-8079

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Material Definitive Agreements

The Registrant is filing final forms of the exhibits listed below.

Exhibit No.	Document Description

1.1	Underwriting Agreement dated September 14, 2004 among CNH Capital Receivables Inc., Case Credit Corporation, Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Indenture dated as of September 22, 2004 between CNH Equipment Trust 2004-A and JPMorgan Chase Bank.

4.2	Trust Agreement dated as of September 22, 2004 between CNH Capital Receivables Inc. and The Bank of New York.

4.3	Sale and Servicing Agreement dated as of September 22, 2004 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2004-A.

4.4	Case Purchase Agreement dated as of September 22, 2004 between Case Credit Corporation and CNH Capital Receivables Inc.

4.5	NH Purchase Agreement dated as of September 22, 2004 between New Holland Credit Company, LLC and CNH Capital Receivables Inc..

4.6	Administration Agreement dated as of September 22, 2004 among CNH Equipment Trust 2004-A, JPMorgan Chase Bank and Case Credit Corporation.

4.7	Confirmation of Swap Transaction (Class A-3a Notes) dated as of September 22, 2004 between CNH Equipment Trust 2004-A and Bank of America, N.A.

4.8	Confirmation of Swap Transaction (Class A-4a Notes) dated as of September 22, 2004 between CNH Equipment Trust 2004-A and Merrill Lynch Capital Services, Inc.

4.9	Backup Servicing Agreement dated as of September 22, 2004 among CNH Capital Receivables Inc., Case Credit Corporation, CNH Equipment Trust 2004-A and Systems & Services Technologies, Inc.

Item 8.01.                                          Other Events

The Registrant is filing final forms of the exhibits listed below.

8.1	Tax Opinion of Mayer, Brown, Rowe & Maw LLP dated September 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC.
(Registrant)

Dated: September 22, 2004	By:	/s/ Brian O’Keane
Brian O’Keane
Assistant Treasurer

CNH EQUIPMENT TRUST 2004-A
By: Case Credit Corporation,
Administrator of the CNH Equipment Trust 2004-A
(Co-Registrant)

Dated: September 22, 2004	By:	/s/ Brian O’Keane
Brian O’Keane
Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Document Description

1.1	Underwriting Agreement dated September 14, 2004 among CNH Capital Receivables Inc., Case Credit Corporation, Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Indenture dated as of September 22, 2004 between CNH Equipment Trust 2004-A and JPMorgan Chase Bank.

4.2	Trust Agreement dated as of September 22, 2004 between CNH Capital Receivables Inc. and The Bank of New York.

4.3	Sale and Servicing Agreement dated as of September 22, 2004 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2004-A.

4.4	Case Purchase Agreement dated as of September 22, 2004 between Case Credit Corporation and CNH Capital Receivables Inc.

4.5	NH Purchase Agreement dated as of September 22, 2004 between New Holland Credit Company, LLC and CNH Capital Receivables Inc.

4.6	Administration Agreement dated as of September 22, 2004 among CNH Equipment Trust 2004-A, JPMorgan Chase Bank and Case Credit Corporation.

4.7	Confirmation of Swap Transaction (Class A-3a Notes) dated as of September 22, 2004 between CNH Equipment Trust 2004-A and Bank of America, N.A.

4.8	Confirmation of Swap Transaction (Class A-4a Notes) dated as of September 22, 2004 between CNH Equipment Trust 2004-A and Merrill Lynch Capital Services, Inc.

4.9	Backup Servicing Agreement dated as of September 22, 2004 among CNH Capital Receivables Inc., Case Credit Corporation, CNH Equipment Trust 2004-A and Systems & Services Technologies, Inc.

8.1	Tax Opinion of Mayer, Brown, Rowe & Maw LLP dated September 22, 2004.